Exhibit 99.4

3Q17 Supplemental Slides John C. R. Hele Chief Financial Officer

Table of Contents Page Net Income (Loss) Reconciliation 3 Loss at Separation 4 Explanatory Note on Non-GAAP Financial Information 5 2

Net Income (Loss) Reconciliation (In millions) – Post-tax     3Q17 QTD Net Income (Loss)* $(87) Less: Net Investment Gains (Losses)** 86 Less: Net Derivative Gains (Losses) (124) Less: Investment Hedge Adjustments (63) Less: Loss at Separation (1,084) Less: Actuarial Assumption Review (41) Less: Other (29) Operating Earnings* $1,168 * Available to common shareholders.** Excludes the net investment gains (losses) included as part of the loss at Separation. See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 3

Loss at Separation (In millions) – Post-tax     Income / (Loss) 3Q17 QTD Total Losses on MetLife’s retained investment in Brighthouse $(1,061) Deferred inter-company gains 61 Transaction costs (42) Tax (charges) / benefits (42) Total $(1,084) See Explanatory Note on Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 4

Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information) to: should be read as, respectively: (i) net income (loss); and (i) net income (loss) available to MetLife, Inc.’s common shareholders; and (ii) operating earnings. (ii) operating earnings available to common shareholders. In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Comparable GAAP financial measures: (i) operating earnings available to common shareholders (i) net income (loss) available to MetLife, Inc.’s common shareholders Reconciliation of this non-GAAP measure to the most directly comparable GAAP measure is included in this presentation and in this period’s quarterly financial supplement, which is available at www.metlife.com. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this news release may differ from those used by other companies: 5

Explanatory Note on Non-GAAP Financial Information (Continued) Operating earnings and related measures operating earnings available to common shareholders These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also MetLife’s GAAP measure of segment performance. Operating earnings and other financial measures based on operating earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results. Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends. Operating revenues and operating expenses These financial measures, along with the related operating premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year-to-date period ended September 30, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar-year end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Operating revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Operating expenses also excludes goodwill impairments. The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues: Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“investment hedge adjustments”), (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, and (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and Other revenues are adjusted for settlements of foreign currency earnings hedges. 6

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses: Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; Amortization of negative VOBA excludes amounts related to Market value adjustments; Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. 7

Explanatory Note on Non-GAAP Financial Information (Continued) Reconciliation of Net income (loss) available to common shareholders to operating earnings available to common shareholders 3Q17 QTD (In millions) Net Income (loss) available to MetLife, Inc.‘s common shareholders $                (87) Adjustments from net income (loss) available to MetLife, Inc.‘s common shareholders to operating earnings available to common shareholders: Less: Net investment gains (losses)                (606) Less: Net derivative gains (losses)                (190) Less: Other adjustments to continuing operations                (494) Less: Provision for income tax (expense) benefit                1,009 Less: Income (loss) from discontinued operations, net of income tax                (968) Add: Net income (loss) attributable to noncontrolling interests                6 Operating earnings available to common shareholders $                1,168 8

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